LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Debt Disclosure [Abstract]
2023	$ 322,500
2024	128
2025	3,076,703
2026	500,000
2027	950,000
Over 2027	3,600,128
Total long-term debt	$ 8,449,459	$ 6,599,949